U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: August 14, 2002
                        (Date of earliest event reported)


                    THE INTERPUBLIC GROUP OF COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                    1-6686                 13-1024020
    (State or other jurisdiction     (Commission             (IRS employer
         of incorporation)           file number)          Identification no.)


  1271 Avenue of the Americas, New York, New York, 10020 (Tel.: (212) 399-8000)
--------------------------------------------------------------------------------
 (Address and telephone number of the registrant's principal executive offices)

                    The Interpublic Group of Companies, Inc.
                           Current Report on Form 8-K

Item 7.  Exhibits.

Exhibit Number      Description of Document
--------------      -----------------------

99.1 Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), filed solely for purposes of incorporation by reference into Item 9 herein.

99.2 Statement under oath of Principal Executive Officer pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

99.3 Statement under oath of Principal Financial Officer pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

Item 9.  Regulation FD Disclosure.

On August 14, 2002, The Interpublic Group of Companies, Inc. (the "Company") filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 accompanied by the certification of John J. Dooner, Jr., Chief Executive Officer, and Sean F. Orr, Chief Financial Officer, as required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
Code). In addition, the Company filed with the Securities and Exchange Commission a "Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings" for each of its Chief Executive Officer and Chief Financial Officer, pursuant to an Order issued by the Securities and Exchange Commission on June 27, 2002. Conformed copies of the certification, the statement under oath of Principal Executive Officer and the statement under oath of Principal Financial Officer are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein solely for purposes for this Item 9.

                                    Signature


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE INTERPUBLIC GROUP OF COMPANIES, INC.


                                       By: /s/ Nicholas J. Camera
                                           -------------------------------
                                           Nicholas J. Camera
                                           Senior Vice President, General
                                           Counsel & Secretary


Date:  August 14, 2002

                                Index to Exhibits

Exhibit Number      Description of Document
--------------      -----------------------

99.1 Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), filed solely for purposes of incorporation by reference into Item 9 herein.

99.2 Statement under oath of Principal Executive Officer pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

99.3 Statement under oath of Principal Financial Officer pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.